Item 77C

AMERICAN INDEPENDENCE FUNDS TRUST
Large Cap Growth Fund
Rx Dynamic Stock Fund
JAForlines Risk-Managed Allocation Fund
International Alpha Strategies Fund
Kansas Tax-Exempt Bond Fund
Boyd Watterson Core Plus Fund
U.S. Inflation-Indexed Fund

A Special Meeting of Shareholders of the Funds listed above was held on November 20, 2015 (the Meeting) to approve certain proposals as provided further below.
All proposals passed with respect to each Fund except for Proposals 1 and Proposal 2a with respect to the JAForlines Risk-Managed Allocation Fund, for which the
Meeting was adjourned to November 27, 2015 (together with the Meeting, called the (Meetings). Results of the Meetings have been provided below.

Record Date  October 1, 2015
Meeting Dates November 20, 2015, adjourned to
November 27, 2015 with respect to the
JAForlines Risk-Managed Allocation Fund only

Approval of Investment Advisory Agreement. The shareholders of each Fund in the Trust approved the proposed Investment Advisory Agreement between the Trust and RiskX Investments due to the change in control of the Adviser (see Note 3 Related Party Transactions for additional information).

Approval of Investment Sub-Advisory Agreements. In addition, the shareholders of the JAForlines Risk-Managed Allocation Fund, the International Alpha Strategies Fund, the Boyd Watterson Core
Plus Fund and the U.S. Inflation-Indexed Fund approved the proposed Investment Sub-Advisory Agreements between RiskX Investments and (i) J.A. Forlines Global, LLC (JAForlines Risk-Managed Allocation Fund); (ii) Navellier & Associates, Inc. (International Alpha Strategies Fund and Large Cap Growth Fund);
(iii) Boyd Watterson Asset Management, LLC (Boyd Watterson Core Plus Fund); and (iv) Fischer Francis Trees & Watts, Inc.
(U.S. Inflation-Indexed Fund). Shareholders of these Funds were asked to approve the respective Investment Sub-Advisory Agreements due to the change in control of the Adviser (see Note 3 Related Party Transactions for additional information).

Approval of the Investment Sub-Advisory Agreement between RiskX Investments and Arrivato Asset Management, LLC on behalf of the Kansas Tax-Exempt Bond Fund. At the same Meeting, shareholders of the Kansas Tax-Exempt Bond Fund approved an Investment Sub-Advisory Agreement between RiskX Investments and Arrivato Asset Management, LLC, a wholly-owned subsidiary of the Adviser. The portfolio manager, Mr. Robert Campbell, remains the same.

Election of Trustees to the Trusts Board. In addition to the proposals discussed above, shareholders of the Trust elected the following Trustees to the Board of the Trust at the Meeting:
Mr. Jeff Haas, Mr. Tom Kice, Mr. Pete Ochs, Mr. George Mileusnic and Ms. Darlene DeRemer. Messrs. Haas, Kice, Ochs and Mileusnic are Independent Trustees and were re-elected by shareholders. Ms. DeRemer replaced Mr. John Pileggi as the Interested Trustee of the Board. Mr. Terry Carter, former Trustee of the Trust, resigned effective September 30, 2015.

The results of the Meetings are provided below:

Proposal 1 Approval of a new Investment Advisory Agreement between each Fund and RiskX Investments, LLC (RiskX Investments).
Fund
Shares Voted  In Favor
Shares Voted Against
Shares Abstained
% in
Favor
Rx Dynamic Stock Fund
 1,132,117;
26,219;
18,948;
67.91%

JAForlines Risk-Managed Allocation Fund
2,861,716;
59,616;
31,275;

51.05%

International Alpha Strategies Fund
4,486,229;
12,752
--
99.35%

Kansas Tax-Exempt Bond Fund
15,595,377;
65,626;
6,812;
92.13%

Boyd Watterson Core Plus Fund
8,727,826
--
--
99.80%

U.S. Inflation-Indexed Fund
11,330,524;
916;
16,548;
78.27%

Large Cap Growth Fund
668,201
--
1,112;
77.98%


Proposal 2  Approval of New Sub-Advisory Agreements with Existing
Sub-Advisers

a. New Investment Sub-Advisory Agreement between RiskX Investments, LLC (RiskX Investments) and J.A. Forlines Global, LLC.
(Existing sub-adviser).
Fund
Shares Voted  In Favor
Shares Voted Against
Shares Abstained
% in Favor

JAForlines Risk-Managed Allocation Fund
2,856,928;
63,158;
32,521
50.96%


b. New Investment Sub-Advisory Agreement between RiskX Investments and Navellier & Associates, Inc. (Existing sub-adviser).
Fund
Shares Voted  In Favor
Shares Voted Against
Shares Abstained
% in Favor

International Alpha Strategies Fund
4,486,229;
12,572
--
99.35%

Large Cap Growth Fund
 668,201
--
1,112;
77.98%


c. Investment Sub-Advisory Agreement between RiskX Investments and Boyd Watterson Asset Management, LLC. (Existing sub-adviser).

Fund
Shares Voted  In Favor
Shares Voted Against
Shares Abstained
 % in Favor

Boyd Watterson Core Plus Fund
8,727,826
 --
--
99.80%

d. Investment sub-advisory agreement between RiskX Investments and Fischer Francis Trees and Watts, Inc. (Existing sub-adviser).

Fund
Shares Voted  In Favor
Shares Voted Against
Shares Abstained
% in Favor

U.S. Inflation-Indexed Fund
 11,330,524;
916;
16,548
; 78.27%

Proposal 3 - To approve a new investment sub-advisory agreement between RiskX Investments and Arrivato Asset Management, LLC (New sub-adviser).


Fund
Shares Voted  In Favor
Shares Voted Against
Shares Abstained
% in Favor

Kansas Tax-Exempt Bond Fund
15,567,793
; 93,210;
6,812;
91.96%


Proposal 4 - The election of five Trustees, one of which is an Interested
Trustee.

Independent Trustees:
Jeff Haas

Thomas Kice
Fund Name
Shares Voted For
Shares
Abstained
% Voted For

Shares Voted For
Shares Abstained
% Voted For

Rx Dynamic Stock Fund
   1,568,238
      98,754
94.08%

    1,568,238

98,754
94.08%
International Alpha Strategies Fund
   4,502,882

12,752
99.72%

    4,502,882
      12,752
99.72%

Boyd Watterson Core Plus Fund

8,745,371
             -
100.00%

    8,745,371
             -
100.00%

Kansas Tax-Exempt Bond Fund
 16,888,796
      39,666
99.77%

  16,861,212

67,250
99.60%
U.S. Inflation-Indexed Fund
 14,451,070
      26,047
99.82%


14,437,517
      39,600
99.73%

JAForlines Risk-Managed Allocation Fund
   5,188,640
      87,782

98.34%

    5,188,640
      87,782
98.34%

Large Cap Growth Fund
      855,819
             -
100.00%


855,819
             -
100.00%









Independent Trustees:
George Mileusnic

Peter Ochs
Fund Name
Shares Voted For

Shares
Abstained
% Voted For

Shares Voted For
Shares Abstained
% Voted For

Rx Dynamic Stock Fund
   1,568,238
      98,754
94.08%

   1,568,238

98,754
94.08%
International Alpha Strategies Fund
   4,502,882

12,752
99.72%

   4,502,882
      12,752
99.72%

Boyd Watterson Core Plus Fund

8,745,371
             -
100.00%

   8,745,371

-
100.00%
Kansas Tax-Exempt Bond Fund
 16,888,796
      39,666
99.77%


16,861,212
      67,250
99.60%

U.S. Inflation-Indexed Fund
 14,451,070

26,047
99.82%

 14,437,517
      39,600
99.73%

JAForlines Risk-Managed Allocation Fund
   5,188,640
      87,782
98.34%


5,188,640
      87,782
98.34%
Large Cap Growth Fund
      855,819

   -
100.00%

      855,819
             -
100.00%
Interested Trustee:
Darlene DeRemer
Fund Name
Shares Voted For
Shares
Abstained
% Voted For

Rx Dynamic Stock Fund
  1,567,498
      99,494
94.03%

International Alpha Strategies Fund
  4,502,882
 12,752
99.72%

Boyd Watterson Core Plus Fund
  8,745,371
                -
100.00%

Kansas Tax-Exempt Bond Fund
16,861,212
      67,250
99.60%

U.S. Inflation-Indexed Fund
14,437,517
   39,600
99.73%

JAForlines Risk-Managed Allocation Fund
  5,219,919
      56,503
98.93%

Large Cap Growth Fund
     855,819
               -
100.00%